                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   Cyrus Capital Partners GP, L.L.C.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Capital Partners, L.P.

Address:                                399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Capital Advisors, L.L.C.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Aviation Partners IIIA, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Opportunities Master Fund II, Ltd.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Select Opportunities Master Fund,
                                        Ltd.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Crescent I, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Aviation Partners III, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14

Name:                                   Cyrus Aviation Partners IV, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      11/13/14